Exhibit 10.1

EXECUTION VERSION

$465,000,000

Edgen Murray Corporation

12.250% Senior Secured Notes due 2015

Purchase Agreement

December 16, 2009

J.P. Morgan Securities Inc.

Jefferies & Company, Inc.

As Representatives of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

Edgen Murray Corporation, a Nevada corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representatives”), $465,000,000 principal amount of its 12.250% Senior Secured Notes due 2015 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of the Closing Date (as defined below) (the “Indenture”) among the Company, Edgen Murray II, L.P., a Delaware limited partnership (the “Guarantor” or “Holdings”), and The Bank of New York Mellon, as trustee (the “Trustee”), and will be guaranteed on a senior secured basis by the Guarantor (the “Guarantee”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantor have prepared a preliminary offering memorandum dated December 9, 2009 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.

The Securities and the Guarantee will be secured, subject to Permitted Exceptions (as defined below), by first-priority liens in certain of the Company’s and the Guarantor’s principal United States assets (other than the Second Priority Collateral (as defined below), certain foreign collateral and certain excluded assets), including, but not limited to, Intellectual Property (as defined below) owned by the Company, the Guarantor and its restricted subsidiaries, the owned real property, fixtures and equipment now owned or hereafter acquired (in the case of real estate, if acquired in fee and if the estimated fair market value thereof is equal to or greater than $1.0 million) by the Company and the Guarantor and capital stock of the restricted subsidiaries of the Guarantor (which, in the case of foreign subsidiaries, will be limited to 65% of the stock of each first-tier foreign subsidiary, and except that the collateral will not include any capital stock of any direct or indirect subsidiary of the Guarantor to the extent that the pledge of such capital stock would result in the Guarantor or any of its direct or indirect subsidiaries being required to file separate financial statements with the Commission)(the “First Priority Collateral”).

The Securities and the Guarantee will also be secured, subject to Permitted Exceptions (as defined below), by second-priority liens on the assets of the Company and the Guarantor that secure that certain Revolving Credit Agreement dated as of May 11, 2007 among the Company, the subsidiaries party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A. as administrative agent and U.S. collateral agent (the “ABL Credit Facility”) on a first-priority lien basis, including, but not limited to cash and cash equivalents, deposit and securities accounts, inventory, accounts receivable, other personal property relating to such inventory and accounts receivable and all proceeds therefrom, in each case now owned or hereafter acquired (the “Second Priority Collateral”).

The First Priority Collateral and the Second Priority Collateral are referred to herein collectively as the “Collateral.”

The portion of the Collateral relating to real property and fixtures shall be described in the mortgages, deeds of trust or deeds to secure debt delivered pursuant to Section 4(p) hereof in form and substance reasonably satisfactory to the Representatives (collectively, the “Mortgages”) with respect to each property listed on Annex G hereto (each, a “Mortgaged Property” and, collectively, the “Mortgaged Properties”) and the Pledge and Security Agreement to be dated the Closing Date (the “Security Agreement” and, together with the Mortgages, the “Collateral Documents”) with respect to the Collateral other than real property, each to be delivered to the Trustee, granting a first priority security interest with respect to the First Priority Collateral, and a second priority security interest with respect to the Second Priority Collateral, in each case, subject to Permitted Exceptions, for the benefit of the Trustee and each holder of the Securities and the successors and assigns of the foregoing. The rights of the holders of the Securities with respect to the Collateral shall be further governed by the Intercreditor Agreement to be dated the Closing Date (the “Intercreditor Agreement”) among the Company, the Guarantor, JPMorgan Chase Bank, N.A. as administrative agent and U.S. collateral agent under the ABL Credit Facility and The Bank of New York Mellon, as collateral agent (the “Collateral Agent”).

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantor will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 96.809% of the principal amount thereof, plus accrued interest, if any, from December 23, 2009 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f)(i) and 6(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) The Company and the Guarantor acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantor with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company, the Guarantor or any other person. Additionally, neither the Representatives nor any other Initial Purchaser is advising the Company, the Guarantor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantor shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantor with respect thereto. Any review by the Representatives or any Initial Purchaser of the Company, the Guarantor, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantor or any other person.

2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP at 10:00 A.M. New York City time, on December 23, 2009, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(a) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Company and the Guarantor. The Company and the Guarantor jointly and severally represent and warrant to each Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantor make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b) Additional Written Communications. The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in any Issuer Written Communication.

(c) Financial Statements. The financial statements and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the consolidated financial position of Holdings and its subsidiaries as of the dates indicated and the consolidated results of their operations and the consolidated changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of Holdings and its subsidiaries and presents fairly in all material respects the information shown thereby.

(d) No Material Adverse Change. Since the date of the most recent financial statements of Holdings included in each of the Time of Sale Information and the Offering Memorandum, (i) there has not been any change in the capital stock, partnership units or limited liability company interests, as applicable (in each case, other than as a result of the exercise of partnership unit options or the issuance of restricted partnership units in the ordinary course), or long-term debt of Holdings or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by Holdings on any class of partnership units, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or the prospects of the Company and its subsidiaries taken as a whole; (ii) other than in the ordinary course of business, neither Holdings nor any of its subsidiaries has entered into any transaction or agreement that is material to Holdings and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Holdings and its subsidiaries taken as a whole; and (iii) neither Holdings nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in the case of (i), (ii) or (iii), as otherwise disclosed in the Time of Sale Information.

(e) Organization and Good Standing. Holdings and each of its subsidiaries have been duly organized and are validly existing and in good standing (to the extent such concept is applicable) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (to the extent such concept is applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all limited partnership, corporate, limited liability company or the like power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or the prospects of Holdings and its subsidiaries taken as a whole or on the performance by the Company and the Guarantor of their obligations under the Securities and the Guarantee (a “Material Adverse Effect”). Holdings does not own or control, directly or indirectly, any corporation, association, partnership, limited liability company or other entity other than the subsidiaries listed in Schedule 2 to this Agreement.

(f) Capitalization. As of the date therein indicated, Holdings had partnership units issued and outstanding as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of Holdings have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by Holdings (except as indicated on Schedule 2 hereto), free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, other than capital stock or other equity interest pledged as Collateral or pledged as collateral under the ABL Credit Facility or the Credit Facilities.

(g) Due Authorization. The Company and the Guarantor have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), each Collateral Document, the Intercreditor Agreement, the Exchange Securities and the Registration Rights Agreement (collectively, the “Transaction Documents”), in each case to the extent a party thereto and to perform their respective obligations hereunder and thereunder; and all corporate or limited partnership action required to be taken by the Company and the Guarantor for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(h) The Indenture. The Indenture has been duly authorized by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i) The Securities and the Guarantee. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantee has been duly authorized by the Guarantor and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantee) will have been duly authorized by the Company and the Guarantor and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and the Guarantor, as guarantor, enforceable against the Company and the Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor; and the Registration Rights Agreement has been duly authorized by the Company and the Guarantor and on the Closing Date will be duly executed and delivered by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l) Collateral Documents. Each of the Collateral Documents and the Intercreditor Agreement has been duly authorized by the Company and the Guarantor, in each case, to the extent a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor, in each case, to the extent a party thereto, enforceable against the Company and the Guarantor, to the extent a party thereto, in accordance with its terms, subject to the Enforceability Exceptions. The Collateral conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum.

(m) Mortgages. Upon execution and delivery, the Mortgages will be effective to grant a legal, valid and enforceable mortgage lien on each mortgagor’s right, title and interest in the property described therein. When the Mortgages are duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes, if any, in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable first priority lien and security interest in the related portion of the Mortgaged Property constituting real property or fixtures for the benefit of the Trustee and the holders of the Securities, subject only to the encumbrances and exceptions to title expressly permitted in the Mortgages or Indenture (including those liens expressly permitted to be incurred or which exist on the Collateral pursuant to the Indenture or the Collateral Documents) or expressly set forth as an exception to the policies of title insurance obtained to insure the lien of each Mortgage with respect to each of the Mortgaged Properties (such encumbrances and exceptions, the “Mortgage Permitted Exceptions”), and to the Enforceability Exceptions.

(n) Security Agreement. The Security Agreement, when duly executed and delivered in accordance with its terms by each of the parties thereto, will be effective to grant a valid and enforceable security interest, in favor of the Collateral Agent for the benefit of the Trustee and the holders of the Securities, in each grantor’s right, title and interest in the Collateral described in the Security Agreement (other than the Mortgaged Properties), subject to the Enforceability Exceptions.

(o) Personal Property Collateral. Upon the proper filing of financing statements, or Mortgages, or to the extent applicable, appropriate filings in the U.S. Patent and Trademark Office and the U.S. Copyright Office in order to perfect the security interest in the United States registrations or applications for registration of Intellectual Property which is owned by the Company and the Guarantor and part of the Collateral, as applicable, with respect to the Collateral described in the Security Agreement and the fixtures and certain personal property described in the Mortgages (the “Personal Property Collateral”), in each case, in the proper recording office, the security interests granted thereby will constitute valid, perfected first priority liens and security interests in the Personal Property Collateral of each grantor or mortgagor, as applicable, constituting First Priority Collateral and valid, perfected second priority liens and security interests in the Personal Property Collateral of each grantor or mortgagor, as applicable, constituting Second Priority Collateral, for the benefit of the Trustee and the holders of the Securities, enforceable in accordance with the terms contained therein, to the extent such security interests can be perfected by filing a financing statement under the Uniform Commercial Code (“UCC”) of the jurisdiction of organization of such grantor or by filing a mortgage under the local law of the jurisdiction in which the fixtures are located, and subject only to the encumbrances and exceptions to title expressly permitted in the Security

Agreement or Indenture (including those liens expressly permitted to exist or to be incurred or which exist on the Collateral pursuant to the Indenture or the Collateral Documents) (such encumbrances and exceptions, together with the Mortgage Permitted Exceptions, the “Permitted Exceptions”), and to the Enforceability Exceptions.

(p) Ownership of Collateral. Holdings and its subsidiaries collectively own, have rights in, or have the power and authority to collaterally assign rights in, the Collateral, free and clear of any liens other than the Permitted Exceptions, liens pursuant to the ABL Credit Facility and, unless paid in full as contemplated in Section 6(p) hereto, liens pursuant to the Credit Facilities (as defined below).

(q) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(r) No Violation or Default. Neither Holdings nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Holdings or any of its subsidiaries is a party or by which Holdings or any of its subsidiaries is bound or to which any of the property or assets of Holdings or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(s) No Conflicts. The execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Holdings or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Holdings or any of its subsidiaries is a party or by which Holdings or any of its subsidiaries is bound or to which any of the property or assets of Holdings or any of its subsidiaries is subject, except that consent is required under the ABL Credit Facility and, unless paid in full as contemplated in Section 6(p) hereto, the Credit Facilities and except liens, charges or encumbrances created or imposed pursuant to the Collateral Documents and the ABL Credit Facility and the Credit Facilities, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Holdings or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(t) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except that consent is required under the ABL Credit Facility and, unless paid in full as contemplated in Section 6(p) hereto, the Credit Facilities and except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement, and (iii) to perfect the Collateral Agent’s security interests granted pursuant to the Collateral Documents.

(u) Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which Holdings or any of its subsidiaries is a party or to which any property of Holdings or any of its subsidiaries is the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and, to the best knowledge of the Company and the Guarantor, no such investigations, actions, suits or proceedings are threatened by any governmental or regulatory authority or by others.

(v) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of Holdings and its subsidiaries, are independent public accountants with respect to Holdings and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

(w) Title to Real and Personal Property. Holdings and its subsidiaries have good and marketable title in fee simple (in the case of owned real property) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of Holdings and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except Permitted Exceptions, liens pursuant to the Credit Facilities (unless paid in full as contemplated in Section 6(p) hereto) and those that (1) do not materially interfere with the use made and proposed to be made of such property by Holdings and its subsidiaries, or (ii) would not, individually or in the aggregate, have a Material Adverse Effect.

(x) Title to Intellectual Property. To the best knowledge of the Company and the Guarantor, (I) Holdings and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations and applications, service mark registrations and applications, internet domain names, copyrights, copyright registrations and applications, licenses and, trade secrets, know how and other proprietary or confidential information (collectively, the “Intellectual Property”) used in the conduct of the respective businesses of the Company, Holdings and its subsidiaries; and (ii) the conduct of their respective businesses as currently conducted does not infringe or conflict in any material respect with any Intellectual Property rights of others. Holdings and its subsidiaries do not have any unresolved, written notice of any claim of infringement of or conflict with any Intellectual Property rights of others that would, individually or in the aggregate, have a Material Adverse Effect.

(y) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among Holdings or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of Holdings or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(z) Investment Company Act. Neither Holdings nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(aa) Taxes. Holdings and its subsidiaries have paid all federal, state, local and foreign taxes, other than those being contested in good faith by appropriate proceedings and with respect to which adequate reserves for taxes have been established in accordance with generally accepted accounting principles, and filed all material tax returns required to be filed through the date hereof; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no material tax deficiency that has been, or would reasonably be expected to be, asserted against Holdings or any of its subsidiaries or any of their respective properties or assets.

(bb) Licenses and Permits. Holdings and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither Holdings nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(cc) No Labor Disputes. No labor disturbance by or dispute with employees of Holdings or any of its subsidiaries exists or, to the best knowledge of the Company and the Guarantor, is contemplated or threatened and neither the Company nor the Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of Holdings’ or any of Holdings’ subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(dd) Compliance With Environmental Laws. (i) Holdings and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) neither Holdings nor its subsidiaries have costs or liabilities associated with compliance with Environmental Laws, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending or, to the best knowledge of the Company and the Guarantor, threatened against Holdings or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) Holdings and its subsidiaries have no knowledge of any events, activities or conditions regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (z) none of Holdings and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws for the current or succeeding fiscal year.

(ee) Compliance With ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which Holdings or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) no Plan has failed, or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan and no Plan has filed, or is reasonably expected to file, pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard; (iv) except as could not reasonably be expected to result in a Material Adverse Effect with respect to any Plan subject to Section 430 of ERISA or Title IV of ERISA the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) except as could not reasonably be expected to result in a Material Adverse Effect neither Holdings nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under applicable non-U.S, laws or Title IV of ERISA or otherwise (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA).

(ff) Accounting Controls. Holdings and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in Holdings’ internal controls.

(gg) Insurance. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the Time of Sale Information and the Offering Memorandum, Holdings and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect Holdings and its subsidiaries and their respective businesses; and neither Holdings nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(hh) No Unlawful Payments. Neither Holdings nor any of its subsidiaries nor, to the best knowledge of the Company and the Guarantor, any director, officer, agent, employee or other person acting on behalf of Holdings or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ii) Compliance with Money Laundering Laws. The operations of Holdings and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the applicable rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Holdings or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of Holdings, threatened.

(jj) Compliance with OFAC. None of Holdings, any of its subsidiaries or, to the knowledge of Holdings, any director, officer, agent, employee or affiliate of Holdings or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(kk) Solvency. On and immediately after the Closing Date, Holdings and the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the fair value of the assets of each of Holdings and the Company, at a fair saleable valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each of Holdings and the Company will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each of Holdings and the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iv) each of Holdings and the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Closing Date, (v) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, neither Holdings nor the Company intends to and neither Holdings nor the Company believes that it or any of its subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such subsidiary and the timing of the amounts of cash to be payable on or in respect of its indebtedness or the indebtedness of any such subsidiary.

(ll) No Restrictions on Subsidiaries. Except where such restrictions would not reasonably be expected to have a Material Adverse Effect and except as restricted by the ABL Credit Facility and the Credit Facilities, no subsidiary of Holdings is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to Holdings or the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to Holdings or the Company any loans or advances to such subsidiary from Holdings or the Company or from transferring any of such subsidiary’s properties or assets to Holdings or the Company or any other subsidiary of Holdings.

(mm) No Broker’s Fees. Neither Holdings nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(nn) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(oo) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D, but excluding Jefferies & Company, Inc., as to which no representation is made) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(pp) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(qq) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(rr) No Stabilization. Neither the Company nor the Guarantor has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ss) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(tt) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21 E of the Exchange Act) contained in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu) Statistical and Market Data. Nothing has come to the attention of the Company or Holdings that has caused the Company or Holdings to believe that the statistical and market-related data included in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(vv) Insider Transactions. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by Holdings or the Company to or for the benefit of any of the officers or directors of Holdings or the Company or any of their respective family members, except as disclosed in the Time of Sale Information and the Offering Memorandum.

4. Further Agreements of the Company and the Guarantor. The Company and the Guarantor jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Prior to the completion of the initial offering by the Initial Purchasers of the Securities and before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement to which the Representatives reasonably object.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g) Blue Sky Compliance. The Company will cooperate with the Initial Purchasers to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States and Canada as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor the Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the Closing Date, the Company and the Guarantor will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or the Guarantor and having a tenor of more than one year.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantor will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(l) No Resales by the Company. The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act, but not including Jefferies & Company, Inc., as to which no covenant is made) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D, but not including Jefferies & Company, Inc., as to which no covenant is made) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. Neither the Company nor the Guarantor will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p) Collateral Filings. Within the time periods set forth on Schedule 3, the Company and the Guarantor shall deliver, furnish and/or cause to be furnished all of the documents set forth on Schedule 3.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and the Guarantor of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company and the Guarantor contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantor and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by Holdings or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by Holdings or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. Since the date of the most recent financial statements of Holdings included in the Time of Sale Information, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of either J.P. Morgan Securities Inc. or Jefferies & Company, Inc. makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company and the Guarantor, in such officer’s or officers’ capacity as such and not in his or her individual capacity, who has specific knowledge of the Company’s or the Guarantor’s financial matters and is reasonably satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that (A) the other representations and warranties of the Company and the Guarantor in this Agreement that do not include any qualification regarding materiality are true and correct in all material respects and that the other representations and warranties of the Company and the Guarantor in this Agreement that include qualifications regarding materiality are true and correct, and (B) that the Company and the Guarantor have complied with all agreements and satisfied all conditions in all material respects on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e) Comfort Letters. On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off’ date no more than three business days prior to the Closing Date.

(f) Opinion and 10b-5 Statement of Counsel for the Company. (i) Dechert LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, its written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Annex D hereto; (ii) Brownstein Hyatt Farber Schreck, LLP, counsel for the Company as to matters of Nevada law, shall have furnished to the Representatives, at the request of the Company, its written opinion dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Annex E hereto; (iii) Glenn P. Marcel, general counsel of the Company, shall have furnished to the Representatives, at the request of the Company, his written opinion dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Annex F hereto.

(g) Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representatives shall have received on and as of the Closing Date an opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee.

(i) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and Holdings in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(j) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and the Guarantor.

(k) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(l) Collateral Filings. Except as otherwise contemplated by the Security Agreement, each document (including any UCC financing statement) required by the Security Agreement, or under applicable law, in each case, to be filed, registered or recorded, or delivered for filing on or prior to the Closing Date, in order to create in favor of the Trustee, for the benefit of the holders of the Securities, a perfected first priority lien and security interest in the Personal Property Collateral constituting First Priority Collateral and a perfected second priority lien and security interest in the Personal Property Collateral constituting Second Priority Collateral, which is conveyed by the Security Agreement and which can be perfected by the making of such filings, registrations or recordations, prior and superior to the right of any other person (other than Permitted Exceptions, liens pursuant to the Credit Facilities, unless paid in full as contemplated in Section 6(p) hereto, and, in the case of the Second Priority Collateral, the first priority liens securing the obligations under the ABL Credit Facility), shall be in proper form for filing, registration or recordation.

(m) Collateral Accounts. Prior to the Closing Date, the Representatives shall have received reasonably satisfactory evidence that any and all collateral accounts have been established to the extent required by the terms of the Indenture and the Security Agreement.

(n) Insurance. On or prior to the Closing Date, the Representatives shall have received satisfactory evidence that the Company and the Guarantor maintain insurance with respect to the Collateral as specified by applicable terms of the Indenture.

(o) Stock Certificates. On or prior to the Closing Date, certificates representing all of the capital stock of the subsidiaries of Holdings, to the extent required to be pledged as the First Priority Collateral under the Security Agreement, shall have been delivered to the Collateral Agent.

(p) Credit Facilities. On or prior to the Closing Date, (i) all the obligations of the borrowers under that certain First Lien Credit Agreement dated as of May 11, 2007 among Holdings, the Company, Edgen Murray Cayman Corporation, Lehman Commercial Paper, Inc., as Syndication Agent, Administrative Agent and UK Security Agent, and various lenders (the “First Lien Credit Facility”) and that certain Second Lien Credit Agreement dated as of May 11, 2007 among Holdings, the Company, Lehman Commercial Paper, Inc., as Syndication Agent and Administrative Agent, and various lenders (together with the First Lien Credit Facility, the “Credit Facilities”) shall have been paid in full and the commitments thereunder shall have been terminated, and (ii) the guarantee obligations and the security interests in the collateral relating to the Credit Facilities shall have been released.

(q) ABL Credit Facility. Concurrently with or prior to the Closing Date, (a) the Company shall have entered into an amendment to the ABL Credit Facility consistent in all material respects with the terms described in the Time of Sale Information; and (b) the Representatives shall have received conformed counterparts thereof.

(r) Collateral Documents. The Initial Purchasers shall have received conformed counterparts of the Collateral Documents (except as otherwise provided herein with respect to timing of the delivery of the Mortgages), each duly executed and delivered by each party thereto, each in forms and substance reasonably satisfactory to the Representatives.

(s) Intercreditor Agreement. The Initial Purchasers shall have received conformed counterparts of the Intercreditor Agreement duly executed and delivered by each party thereto, in form and substance reasonably satisfactory to the Representatives.

(t) Additional Documents. On or prior to the Closing Date, the Company and the Guarantor shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein.

(b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, each of their respective directors and officers and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the statements contained (I) in the fourth and fifth sentences of the tenth paragraph, and (ii) in the first and sixth sentences of the twelfth paragraph, in each case under the heading “Plan of distribution” in the Time of Sale Information and in the Offering Memorandum and, with respect to each Initial Purchaser, such Initial Purchaser’s name as it appears on the cover thereof.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this. Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding

(including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Company, the Guarantor, their respective directors and officers and any control persons of the Company and the Guarantor shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the gross proceeds (after deducting discounts and commissions) received by the Company from the sale of the Securities and the total discounts and commissions received by the initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantor on the one hand and the Initial

Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company, the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of either J.P. Morgan Securities Inc. or Jefferies & Company, Inc., by written notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the reasonable judgment of either J.P. Morgan Securities Inc. or Jefferies & Company, Inc., is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such

Securities by other persons satisfactory to the Company on the terms contained in this Agreement. lf, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantor, except that the Company and the Guarantor will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantor or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantor jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents and the fees and expenses incurred with respect to creating and perfecting the security interest in the Collateral as contemplated by the Collateral Documents (including the related reasonable fees and expenses of counsel for the Initial Purchasers for all periods prior to and after the Closing Date); (iv) the fees and expenses of the Company’s and the Guarantor’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and the Guarantor jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantor and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantor or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantor or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14. Miscellaneous. (a) Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representatives c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212)-270-1063); Attention: Gerry Murray. Notices to the Company and the Guarantor shall be given to them at Edgen Murray Corporation, 18444 Highland Road, Baton Rouge, Louisiana, 70809, (fax: (225)-756-7953); Attention: David L. Laxton, III.

(c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

EDGEN MURRAY CORPORATION

By	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President,
Chief Financial Officer and Secretary

GUARANTOR:

EDGEN MURRAY II, L.P.

By	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President,
Chief Financial Officer and Secretary

[Signature Page to Purchase Agreement]

Accepted:

J.P. MORGAN SECURITIES INC.
JEFFERIES & COMPANY, INC,

For themselves and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

J.P. MORGAN SECURITIES INC,

By	/s/ David A. Dwyer
Authorized Signatory
David A. Dwyer
Executive Director

JEFFERIES & COMPANY, INC.

By	/s/ Craig Zaph
Authorized Signatory

[Signature Page to Purchase Agreement]

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities Inc.	$186,000,000
Jefferies & Company, Inc.	$186,000,000
Barclays Capital Inc.	$46,500,000
HSBC Securities (USA) Inc.	$46,500,000

Total	$465,000,000

Schedule 2

Subsidiaries

1.	Edgen Murray Limited (Bermuda) (100%)

2.	Edgen Murray Corporation (Nevada) (100%)

3.	Edgen Murray Cayman Corporation (Cayman Islands) (100%)

4.	Edgen Murray Canada Inc. (Canada) (100%)

5.	Pipe Acquisition Ltd. (United Kingdom) (100%)

6.	Edgen Murray Europe Ltd. (United Kingdom) (100%)

7.	Edgen Murray Pte. Ltd. (Singapore) (100%)

8.	Edgen Murray FZE (United Arab Emirates) (100%)

9.	EMBZ I, L.L.C. (South Dakota) (100%)

10.	EMBZ II, L.L.C. (South Dakota) (100%)

11.	Edgen Murray do Brasil LTDA (Brazil) (100%)

12.	Edgen Murray Bahrain WLL (Bahraini joint venture) (70%)

Schedule 3

POST-CLOSING MATTERS

A. Within sixty (60) days after the Closing Date the Initial Purchasers and the Trustee shall have received each of the following documents, which shall be reasonably satisfactory in form and substance to the Initial Purchasers, the Trustee and each of their respective counsel with respect to the Collateral, as appropriate:

(i)	Insurance. Policies or certificates of insurance covering the property and assets of the Company and the Guarantor, which policies or certificates shall be in form and substance reasonably acceptable to the Representatives and reflect the Collateral Agent for its benefit and the benefit of the Trustee and the holders of the Securities, as additional insured and loss payee and mortgagee and shall otherwise bear endorsements of the character reasonably acceptable to the Representative.

(ii)	Mortgages. Fully executed counterparts of Mortgages for each of the Mortgaged Properties, together with evidence that counterparts of all the Mortgages have been delivered to such title insurer as shall be reasonably acceptable to the Representatives (the “Title Company”) for recording in all applicable jurisdictions to the extent necessary or, in the reasonable opinion of the Representative, desirable to effectively create a valid and enforceable first priority mortgage lien on each Mortgaged Property in favor of the Collateral Agent for its benefit and the benefit of the Trustee and the holders of the Securities, securing the obligations related to the Securities (provided that in jurisdictions that impose mortgage recording taxes, such Mortgages shall not secure indebtedness in an amount exceeding 100% of the fair market value of such Mortgaged Property, as reasonably determined, in good faith, by the Company and reasonably acceptable to the Representative), subject to the Mortgage Permitted Exceptions.

(iii)	Counsel Opinions . Opinions limited to enforceability of the Mortgages addressed to the Initial Purchasers and the Collateral Agent, of local counsel in each jurisdiction where the Mortgaged Property is located.

(iv)	Title Insurance. With respect to each Mortgaged Property, a policy of title insurance (or commitment to issue such a policy having the effect of a policy of title insurance) insuring (or committing to insure) the lien of the applicable Mortgage as a valid and enforceable first priority mortgage or deed of trust lien on the real property described therein, in an amount equal to 100% of the fair market value of such Mortgaged Property as reasonably determined, in good faith, by the Company and reasonably acceptable to the Representative, (such policies collectively, the “Mortgage Policies”) issued by such Title Company, which reasonably assures the Collateral Agent that the Mortgages on such Mortgaged Properties are valid and enforceable mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Mortgage Permitted Exceptions and liens with junior priority and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Representatives and shall include such title endorsements and affirmative coverages as the Collateral Agent shall reasonably request, to the extent available.

(v)	Survey. The Company and the Guarantor shall deliver to the Title Company and the Collateral Agent any and all surveys as may be reasonable to cause the Title Company to issue the title insurance required pursuant to clause (iv) above.

(vi)	Mortgaged Property Indemnification. With respect to each Mortgaged Property, such affidavits, certificates, instruments of indemnification and other items (including a so-called “gap” indemnification) as shall be required to induce the Title Company to issue the Mortgage Policy/ies and endorsements contemplated above.

(vii)	Collateral Fees and Expenses. Evidence acceptable to the Representatives of payment by the Company of all Mortgage Policy premiums, search and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages, fixture filings and issuance of the Mortgage Policies referred to above.

ANNEX A

Additional Time of Sale Information

1.	Term sheet containing the terms of the securities, substantially in the form of Annex B.

ANNEX B

Pricing Term Sheet

Pricing Term Sheet

Issuer:	Edgen Murray Corporation

Security description:	Senior Secured Notes

Distribution:	144A/Reg S with Registration Rights

Size:	$465,000,000

Offering price:	99.059%

Gross proceeds:	$460,624,350

Maturity:	January 15, 2015

Coupon:	12.250%

Yield to maturity:	12.500%

Spread to Treasury:	+1014 bps

Benchmark:	UST 4% due. 2/15/2015

Interest Payment Dates:	January 15 and July 15, commencing July 15, 2010

Clawback:	Up to 35% at 112.25% plus accrued and unpaid interest

Until:	January 15, 2013

Optional redemption:	Make-whole call @ T+50 bps prior to January 15, 2013, then:

On or after:	Price:
January 15, 2013	106.125%
January 15, 2014 and thereafter	100.000%

Change of control:	Putable at 101% of principal plus accrued and unpaid interest

Trade date:	December 16, 2009

Settlement:	T+5; December 23, 2009

CUSIP:	144A: 280148AA5

REG S: U2781UAA9

ISIN:	144A: US280148AA58

REG S: USU2781 UAA98

Denominations/Multiple:	2,000 × 1,000

Ratings:	Caa1/B

Bookrunners:	J.P. Morgan Securities Inc.

Jefferies & Company, Inc.

Co-Managers	Barclays Capital Inc.

HSBC Securities (USA) Inc.

Gross spread:	2.250%

Use of proceeds:	The Company intends to use all of the net proceeds to us from the offering, together with available cash, for the repayment in full of its first and second lien term loans. The Company intends to make intercompany loans to one or more of its non-U.S. subsidiaries to facilitate the repayment of their portion of the first and second lien term loans.

Additional comments:

The summary historical financial data included in the preliminary offering memorandum dated December 9, 2009 is amended by the inclusion of the following information relating to revenue and Adjusted EBITDA for each of the three-month periods ended March 31, June 30, September 30 and December 31 of 2008, March 31, June 30 and September 30 of 2009, and each of the last twelve-month periods ended March 31, June 30, September 30 and December 31 of 2008, and March 31, June 30 and September 30 of 2009.

(in millions)	Q1’08	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Revenue	$258	$309	$333	$365	$235	$219	$149
Adjusted EBITDA	$29	$43	$56	$57	$33	$24	$12
LTM Revenue	$981	$1,079	$1,162	$1,266	$1,242	$1,152	$968
LTM Adjusted EBITDA	$115	$128	$156	$185	$189	$170	$127

The optional redemption provisions in the “Description of notes” section and elsewhere in the preliminary offering memorandum will be amended by deleting all references to the ability of the Company to redeem up to 10% of aggregate principal amount of the Notes at a repurchase price equal to 103% of their principal amount during any twelve month period.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantor; and

(ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX D

Forms of Opinion and 10b-5 of Dechert LLP

J.P. Morgan Securities Inc.

Jefferies & Company, Inc.,

as Representatives of the Initial Purchasers named in Schedule I to the Purchase Agreement referred to below

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Re: Edgen Murray II, L.P.

Gentlemen and Ladies:

We have acted as special counsel to Edgen Murray II, LP., a Delaware limited partnership (the “Guarantor” or “Holdings”), and Edgen Murray Corporation, a Nevada corporation (the “Company” and, together with Holdings, the “Opinion Parties”), in connection with the issuance and sale by the Company of $465,000,000 aggregate principal amount of its 12.250% Senior Secured Notes due 2015 (the “Securities”) to the several initial purchasers (the “Initial Purchasers”) named in the Purchase Agreement, dated December 16, 2009 (the “Purchase Agreement”), by and among the Company, Holdings and the Initial Purchasers. This opinion is delivered to you pursuant to Section 6(f) of the Purchase Agreement. Capitalized terms used in this opinion letter and not otherwise defined herein shall have the meanings specified in the Purchase Agreement.

We have examined originals (or copies of executed originals) of the transaction documents described on Schedule I hereto (collectively, the “Transaction Documents”), the Delaware Financing Statement (as defined below) as well as the following:

(a) the Company’s Time of Sale Information, which includes the Company’s Preliminary Offering Memorandum, dated December 9, 2009, as supplemented by the written communications listed on Annex A to the Purchase Agreement;

(b) the Company’s Offering Memorandum, dated the date hereof;

(c) the Certificate of Limited Partnership of Holdings, as certified by the Secretary of State of the State of Delaware;

(d) the Amended and Restated Agreement of Limited Partnership of Holdings, as certified by David L. Laxton, III, Secretary of Holdings;

(e) resolutions of the General Partner of Holdings, adopted December 8, 2009, as certified by David L. Laxton, III, Secretary of Holdings;

(f) the certificate of David L. Laxton, III, Secretary of Holdings, dated the date hereof; and

(g) a certificate, dated December 14, 2009, from the Secretary of State of the State of Delaware as to Holdings’ existence and good standing in Delaware (the “Delaware Certificate”).

In making such examination and rendering the opinions set forth below, we have assumed the genuineness of all signatures (other than those of officers of the Opinion Parties), the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies of such documents.

In rendering the opinions set forth below, we have also assumed that (a) each of the parties to the Transaction Documents (other than Holdings) has duly and validly authorized the Transaction Documents; (b) each of the parties to the Transaction Documents (other than the Opinion Parties) has duly and validly executed and delivered the Transaction Documents; (c) each of the parties to the Transaction Documents (other than Holdings) is validly existing and in good standing under the laws of the jurisdiction of its organization or formation; (d) each of the parties to the Transaction Documents (other than Holdings) has the requisite corporate, limited liability company or limited partnership power and authority, as applicable, and has taken the corporate, limited liability company or limited partnership action, as applicable, necessary to authorize the execution and delivery of the Transaction Documents and to consummate the transactions contemplated thereby; (e) the Transaction Documents constitute the valid and binding obligations of each party thereto (other than the Opinion Parties), enforceable against such other party in accordance with their respective terms; and (f) each of the parties to the Transaction Documents (other than the Opinion Parties) has received all agreed upon consideration for each Transaction Document to which it purports to be a party.

In rendering the opinions set forth below, we have also assumed that the Opinion Parties have acquired “rights” in and to the Collateral and that “value” has been given, each within the meaning of Section 9-203 of the Uniform Commercial Code of the State of New York (the “NY UCC”) consistent with and sufficient for the purposes of the Transaction Documents, and that the same will be true of each item of Collateral acquired or arising after the date hereof.

Our opinions set forth herein are based on our consideration of only those statutes, rules, regulations and judicial decisions which, in our professional experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

With respect to certain factual matters material to our opinions, we have relied upon representations and warranties of the Opinion Parties in the Transaction Documents, and certificates or comparable documents of officers of the Opinion Parties, public officials and other authorized persons and we have made no independent inquiry into the accuracy of such representations or certificates. Whenever our opinion in this letter with respect to the existence or absence of facts is qualified by the phrase “to our knowledge” or “known to us,” we are referring to the current actual knowledge of Dechert LLP attorneys who have rendered substantive legal services to the Opinion Parties in connection with the transactions contemplated in the Transaction Documents which knowledge has been obtained by such attorneys in such capacity. Except to the extent expressly set forth in this letter, we have not undertaken any independent investigation to determine the existence or absence of those facts, and no inference as to the knowledge of the existence or absence of those facts should be drawn from our representation of the Opinion Parties.

Based upon the foregoing and subject to the assumptions and qualifications set forth above and hereinafter, we are of the opinion that:

1. Holdings has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the limited partnership power and limited partnership authority necessary to own its properties and conduct its business as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

2. Holdings has the limited partnership power and the limited partnership authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all limited partnership action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which Holdings is a party and the consummation of the transactions contemplated thereby to be consummated by Holdings has been duly and validly taken by Holdings.

3. The Indenture has been duly authorized, executed and delivered by Holdings and duly executed and delivered by the Company, and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of Holdings and the Company enforceable against Holdings and the Company in accordance with its terms. The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an Indenture that is qualified thereunder.

4. When the Securities have been duly executed by the Company and delivered by the Company to the Trustee for authentication, and when duly authenticated as provided in the Indenture and delivered against payment therefor by the Initial Purchasers in accordance with the Purchase Agreement, the Securities will be duly and validly issued and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture; and the Guarantee has been duly authorized by the Guarantor and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for by the Initial Purchasers in accordance with the Purchase Agreement, will be a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, and will be entitled to the benefits of the Indenture.

5. When the Exchange Securities have been duly authorized by the Company, duly executed, authenticated and issued against surrender of the Securities in accordance with the Indenture and delivered in accordance with the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Securities will be duly and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture. The guarantee of the Exchange Securities has been duly authorized by the Guarantor and, when duly executed and issued in accordance with the terms of the Indenture and the Exchange Securities are duly executed, authenticated and issued against surrender of the Securities in accordance with the Indenture and delivered in accordance with the Registration Rights Agreement, will be a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, and will be entitled to the benefits of the Indenture.

6. The Purchase Agreement has been duly authorized, executed and delivered by the Guarantor and duly executed and delivered by the Company; and the Registration Rights Agreement has been duly authorized, executed and delivered by the Guarantor and duly executed and delivered by the Company and, when duly executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms.

7. Assuming the accuracy of the representations and warranties of the parties to the Purchase Agreement, the compliance by such parties with their agreements contained in the Purchase Agreement, the accuracy of, and compliance with, the representations, warranties and agreements deemed made in accordance with the Purchase Agreement, the Time of Sale Information, the Offering Memorandum and the Indenture by purchasers to whom the Initial Purchasers initially resell the Securities, the execution, delivery and performance by the Guarantor and the Company of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities and of the Guarantee and compliance by the Guarantor and the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to be consummated by the Guarantor and the Company will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Holdings or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument listed on Schedule II to which Holdings or its subsidiaries is a party or by which Holdings or its subsidiaries is bound or to which any of the property or assets of Holdings or its subsidiaries is subject, except liens, charges or encumbrances created or imposed pursuant to the Collateral Documents, (ii) result in any violation of the provisions of the certificate of limited partnership or limited partnership agreement of Holdings or (iii) violate any United States federal law, rule or regulation or provision of the Delaware Revised Uniform Limited Partnership Act, in each case applicable to Holdings and the Company, or, to our knowledge, any judgment or order of any United States federal or New York state court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Holdings and the Company or any property or assets of Holdings and the Company, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

8. Assuming the accuracy of the representations and warranties of the parties to the Purchase Agreement, the compliance by such parties with their agreements contained in the Purchase Agreement, the accuracy of, and compliance with, the representations, warranties and agreements deemed made in accordance with the Purchase Agreement, the Time of Sale Information, the Offering Memorandum and the Indenture by purchasers to whom the Initial Purchasers initially resell the Securities, no consent, approval, authorization, registration or qualification of or filing with or order of any United States federal or New York court or governmental agency or body, or any court, governmental agency or body under the Delaware Revised Uniform Limited Partnership Act having jurisdiction over the Guarantor is required in connection with the execution, delivery and performance by the Guarantor of the Transaction Documents to which the Guarantor is a party or the consummation of the transactions contemplated thereby to be consummated by the Guarantor, except (i) such as have been made or obtained, (ii) in the case of compliance with the terms of the Registration Rights Agreement, such as will be obtained or made under the Securities Act and the Trust Indenture Act, (iii) such as may be required under the blue sky or securities laws of any state or foreign jurisdiction in connection with the purchase and distribution of the Securities (and related guarantee) by the Initial Purchasers in the manner contemplated in the Purchase Agreement, the Time of Sale Information, the Offering Memorandum and the Registration Rights Agreement, as to which we express no opinion, (iv) to create, maintain or perfect the Collateral Agent’s security interests granted pursuant to the Collateral Documents and (v) those that may be needed in connection with the exercise of certain remedies under the Transaction Documents; and (vi) where the failure to make or obtain such consent, approval, authorization, order or filing would not have a material adverse effect on (x) the Company’s ability to issue and sell the Securities or the consummation of the other transactions contemplated by the Transaction Documents or (y) the rights of the holders of the Securities or of the Initial Purchasers.

9. The statements in each of the Time of Sale Information and the Offering Memorandum under the heading “Certain Tax Considerations”, to the extent such statements constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, are accurate summaries of the matters described therein in all material respects. The statements set forth in each of the Time of Sale Information and the Offering Memorandum under the headings “Description of certain indebtedness,” “Description of notes” and “Exchange offer; registration rights,” insofar as such statements purport to summarize certain provisions of the Transaction Documents and other agreements described therein, provide a fair summary of such provisions in all material respects.

10. Neither Holdings nor the Company is, and immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, neither of them will be, an “investment company” under the Investment Company Act.

11. Assuming the accuracy of the representations and warranties of the parties to the Purchase Agreement, the compliance by such parties with their agreements contained in the Purchase Agreement, the accuracy of, and compliance with, the representations, warranties and agreements deemed made in accordance with the Purchase Agreement, the Time of Sale Information, the Offering Memorandum and the Indenture by purchasers to whom the Initial Purchasers initially resell the Securities no registration of the Securities under the Act, and no qualification of the Indenture under the Trust Indenture Act, are required for either (i) the issuance and sale of the Securities by the Company to the Initial Purchasers or (ii) the offer and initial resale by the Initial Purchasers of the Securities, in each case, in the manner contemplated by the Purchase Agreement (it being understood that no opinion shall be expressed as to any resale subsequent to the initial resale of the Securities).

12. Each of the Security Agreement, the Grant of Security Interest in [Trademark/Patent/Copyright Rights] and the Intercreditor Agreement has been duly authorized, executed and delivered by the Guarantor and duly executed and delivered by the Company, and, assuming that each of the Security Agreement, the Grant of Security Interest in [Trademark/Patent/Copyright Rights] and the Intercreditor Agreement is a valid and binding obligation of each of the parties thereto other than the Opinion Parties, each of the Security Agreement, the Grant of Security Interest in [Trademark/Patent/Copyright Rights] and the Intercreditor Agreement constitutes a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms.

13. The Security Agreement creates in favor of the Collateral Agent for the ratable benefit of the holders of the Securities a security interest in all right, title and interest of the Company and the Guarantor in those items and types of Collateral described in Section [    ] of the Security Agreement in which a security interest may be created under Article 9 of the NY UCC (the “Article 9 Collateral”).

14. The Delaware financing statement, a copy of which is attached as Schedule III hereto (the “Delaware Financing Statement”) is in proper form for filing under the Uniform Commercial Code as in effect in the State of Delaware (the “DE UCC”). Upon the proper filing of the Delaware Financing Statement for the Guarantor in the office of the Secretary of State of the State of Delaware, together with the payment of any required filing fees, the security interest and lien in favor of the Collateral Agent for the ratable benefit of the holders of the Securities will be perfected to the extent a security interest in the applicable Collateral pledged by Holdings may be perfected by filing a financing statement under the DE UCC.

15. Assuming that the Collateral Agent has possession of the stock certificates evidencing the shares of stock described in the Security Agreement (collectively, the “Pledged Securities”), together with the properly completed stock powers endorsing the Pledged Securities and executed by the owner of such shares, in blank in the State of New York, the security interest of the Collateral Agent therein will be perfected, with the consequence of perfection by control accorded by Article 9 of the NY UCC. In addition, assuming that the Collateral Agent has taken such Pledged Stock in good faith without notice of any adverse claim within the meaning of Article 8 of the NY UCC, the lien granted to the Collateral Agent will be free from any adverse claim within the meaning of Article 8 of the NY UCC.

16. The recordation of the assignment of security interest in U.S. trademarks, patents and copyrights pursuant to the Security Agreement in the United States Patent and Trademark Office or United States Copyright Office, as the case may be, within three months from the date of the Security Agreement along with the filing of the Delaware Financing Statement, together with the payment of any required filing fees, will be effective, under applicable law, to perfect the security interests granted to the Collateral Agent under the Security Agreement in the United States trademarks, patents and copyrights owned of record by the Guarantor and registered with the United States Patent and Trademark Office or United States Copyright Office and described in such assignments, as the case may be, as against any subsequent lien holder. No opinion is expressed as to whether such filings would be effective to perfect such security interests against subsequent purchasers for value without notice.

The foregoing opinions are subject to the following qualifications:

(a) The opinions expressed herein are limited by principles of equity (regardless of whether considered in a proceeding in equity or at law) that may limit the availability of certain rights and remedies and do not reflect the effect of bankruptcy (including preferences), insolvency, fraudulent conveyance, receivership, reorganization, moratorium and other laws or decisions relating to or affecting debtors’ obligations or creditors’ rights generally and, as to rights of indemnification and contribution, by principles of public policy. The opinions expressed above also do not reflect the effect of laws and equitable doctrines (including requirements that the parties to agreements act reasonably and in good faith and, with respect to collateral, in a commercially reasonable manner, and give reasonable notice prior to exercising rights and remedies) or the effect of the exercise of discretion of the court before which any proceeding may be brought, which may limit the availability of any particular remedy but which will not, in our judgment (but subject to the other qualifications and limitations in this opinion letter), make the remedies available to the Collateral Agent under the Transaction Documents, taken as a whole, inadequate for the practical realization of the benefits of the security provided for in the Transaction Documents, except for the economic consequence of any delay that may be imposed thereby or result therefrom, and except that we express no opinion as to the rights of any of the parties to the Transaction Documents to accelerate the due dates of any payment due thereunder or to exercise other remedies available to them on the happening of a non-material breach of any such document or agreement.

(b) Without limiting the generality of the foregoing, we express no opinion with respect to: (1) the availability of specific performance or other equitable remedies for noncompliance with any of the provisions contained in the Transaction Documents; (2) the enforceability of provisions contained in the Transaction Documents relating to the effect of laws which may be enacted in the future; (3) the enforceability of provisions in the Transaction Documents purporting to waive the effect of applicable laws to the extent such waivers are prohibited by such applicable laws; (4) the effectiveness of any power-of-attorney given under the Transaction Documents that is intended to bind successors and assigns that have not granted such powers by a power-of-attorney specifically executed by them; (5) provisions related to waivers of remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations or limitations on the obligations of the Collateral Agent in circumstances in which a failure of condition or default by any party is not material; (6) the indemnification and contribution provisions of the Transaction Documents if and to the extent that such provisions contravene public policy or might require indemnification or payments with respect to any litigation against a party to a Transaction Document determined adversely to the other party(ies) to such litigation, or any loss, cost or expense arising out of an indemnified party’s gross negligence or willful misconduct or any violation by an indemnified party of statutory duties, general principles of equity or public policy; (7) any self-help provisions; (8) provisions in the Transaction Documents that purport to establish evidentiary standards; (9) provisions in the Transaction Documents that provide that certain rights or obligations are absolute or unconditional; (10) the right of the Collateral Agent to set off against funds held in any account maintained with the Collateral Agent by an Opinion Party and which account is designated, or contains funds that the Collateral Agent is aware have been set aside, for special purposes, such as payroll, trust and escrow accounts, or which funds are subject to special agreement between the Collateral Agent and an Opinion Party precluding or limiting rights to set off funds; (11) provisions that provide for the enforceability of the remaining terms and provisions of the applicable Transaction Document in circumstances in which certain other terms and provisions of such Transaction Document are illegal or unenforceable; (12) provisions that restrict access to or waive legal or equitable remedies or access to courts; (13) provisions that affect or confer jurisdiction (other than on the courts of New York); (14) provisions that permit the Collateral Agent to act in its sole discretion or to be exculpated from liability for its actions to the extent not permitted by law; (15) any provision of the Transaction Documents that may be construed as a forfeiture or penalty; (16) any provision of the Transaction Documents that purports to provide that the terms thereof may not be varied or waived except in writing or that the express terms thereof supersede any inconsistent course of performance and/or usage of the trade; or (17) the effect of the laws of any jurisdiction (other than New York) in which the Collateral Agent is located that limits the interest, fees or other charges it may impose with respect to the Securities or use of money or other credit.

(c) We express no opinion as to the creation, attachment, validity, binding effect, enforceability, perfection, priority or other effect of perfection or non-perfection of any security interest in (1) the proceeds of any collateral other than in accordance with, and subject to the limitations set forth in, Section 9-315 of the NY UCC, (2) commingled goods arising from any collateral other than in accordance with, and subject to the limitations set forth in, Section 9-336 of the NY UCC, (3) consumer goods, (4) commercial tort claims, (5) rights to demand payment or performance under a letter of credit, (6) as-extracted collateral, (7) farm products, (8) manufactured homes, (9) standing timber or timber to be cut, (10) cooperative apartment interests, (11) any item of collateral which is subject to restriction on or prohibition against transfer (except to the extent limited by Sections 9-401, 9-406, 9-407, 9-408 or 9-409 of the NY UCC) contained in an agreement, instrument, document or applicable law governing or evidencing or otherwise relating to such item, (12) any obligations of the United States of America or any agency or instrumentality thereof or (13) any collateral covered by a certificate of title.

(d) We express no opinion as to the creation or perfection of any security interest in any portion of the Collateral to the extent that, pursuant to §9-109(c) or (d) of the NY UCC, Article 9 of the UCC does not apply thereto. We express no opinion as to the effect of any rule adopted by any clearing corporation (as defined in NY UCC §8-102(5)) governing rights and obligations among such clearing corporation and its participants.

(e) We have made no examination of and express no opinion with respect to: (1) the title to, ownership of or rights in personal property or fixtures; (2) the validity or ownership of any trademarks, patents or licenses; (3) the existence or absence of any liens, charges or encumbrances on any Collateral other than those described in paragraphs 13, 14, 15 and 16 above; (4) except as expressly set forth in paragraph 14, 15 and 16 above, the perfection of any lien or security interest; and (5) except as set forth in paragraph 16 above, the priority of any security interest. In addition, any opinion herein concerning the creation or perfection of any security interest does not address the sufficiency to create such security interest of any supergeneric description of collateral whether in whole or part as personal property or using words of similar import.

(f) No opinion is rendered as to any federal, state or local laws, rules, or regulations of (1) antitrust or unfair competition; (2) any state securities or “blue sky” laws; (3) environmental matters; (4) tax matters (except as set forth in paragraph 9); (5) zoning, subdivision, land use or other matters affecting the use, occupancy or operation of the Collateral; (6) ERISA laws, rules and regulations; (7) cities, townships, municipalities or other special local non-state governmental authorities; or (8) insurance, banking or financial institutions. In addition, no opinion is rendered herein as to applicability to or effect on any of the matters covered herein of the laws or regulations that apply specifically to the type of business conducted by any of the Opinion Parties or the regulatory status of any party to the Transaction Documents.

(g) Our opinion set forth in paragraph 1 above relating to good standing and valid existence is based solely upon our review of the Delaware Certificate.

(h) In giving our opinion set forth in paragraph 8, we express no opinion with respect to any action, consent, approval, filing or registration such as may be required as a result of the regulatory status or other facts or circumstances specifically relating to the Collateral Agent, Trustee or any Initial Purchaser.

(i) Our opinion as to the enforceability of the choice of New York law as the governing law is subject to the qualification that a court may decline to enforce the choice of law provisions in the Transaction Documents on the grounds of comity or because United States constitutional requirements are not satisfied.

(j) We express no opinion on whether any action with respect to the Pledged Securities (or the registration or perfection of any lien granted thereon) issued by any entity incorporated or organized in a jurisdiction outside of the United States needs to be taken in connection with the Pledge and Security Agreement. Without limiting the foregoing, we express no opinion concerning the laws of any non-U.S. jurisdiction.

We express no opinion as to the laws of any jurisdiction other than those of the United States of America, the State of New York, the Delaware Revised Uniform Limited Partnership Act and, to the limited extent described in the next paragraph, the DE UCC.

We do not purport to be experts in the DE UCC, nor did we review official codifications of the DE UCC. We did, however, review a standard compilation of the version of the DE UCC, and our opinions with respect thereto are based solely on the ‘foregoing procedure and not upon any other review of the laws of the State of Delaware.

This opinion speaks only as of the date hereof. We have no obligation to advise the addressees (or any third party) of any changes in the law or facts that may occur after the date of this opinion.

The opinions expressed herein are limited to the matters expressly stated herein and are given solely for your benefit and may not be relied upon by, or assigned to, any other person for any purpose, and may not be circulated, quoted, filed with or furnished to any governmental agency or other person or entity, or otherwise referred to (with or without specific reference to our firm), in whole or in part, without our prior written consent in each instance.

Very truly yours,

SCHEDULE I

Transaction Documents

Purchase Agreement

Indenture

Intercreditor Agreement

Securities

Registration Rights Agreement

Pledge and Security Agreement

Grant of Security Interest in [Patent/Trademark/Copyright Rights]

SCHEDULE II

No Conflicts

1. Credit Agreement, dated as of May 11, 2007, by and among Edgen Murray Corporation, Edgen Murray Canada, Inc. and Edgen Murray Europe Limited, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch and J.P. Morgan Europe Limited.

2. First Amendment to Credit Agreement, dated as of June 8, 2007, by and among Edgen Murray Corporation, Edgen Murray Canada, Inc. and Edgen Murray Europe Limited, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch and J.P. Morgan Europe Limited.

3. Second Amendment to Credit Agreement, dated as of August 8, 2007, by and among Edgen Murray Corporation, Edgen Murray Canada, Inc. and Edgen Murray Europe Limited, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch and J.P. Morgan Europe Limited.

4. Third Amendment to Credit Agreement, dated as of August 12, 2008, by and among Edgen Murray Corporation, Edgen Murray Canada, Inc. and Edgen Murray Europe Limited, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch and J.P. Morgan Europe Limited.

5. Fourth Amendment to Credit Agreement, dated as of September 17, 2008, by and among Edgen Murray Corporation, Edgen Murray Canada, Inc. and Edgen Murray Europe Limited, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch and J.P. Morgan Europe Limited.

6. Fifth Amendment to Credit Agreement, dated as of December [    ], 2009, by and among Edgen Murray Corporation, Edgen Murray Canada, Inc. and Edgen Murray Europe Limited, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch and J.P. Morgan Europe Limited.

7. Intercreditor Agreement, dated as of May 11, 2007, by and among Edgen Merger Co., Edgen Murray Cayman Corporation, Edgen Murray Canada Inc., Edgen Murray Corporation, Edgen Murray Europe Limited, Edgen Murray II, L.P., certain subsidiaries of Edgen Murray II, L.P., JPMorgan Chase Bank, NA, JPMorgan Chase Bank, N.A., Toronto Branch, J.P. Morgan Europe Limited and Lehman Commercial Paper Inc.

SCHEDULE III

Delaware Financing Statement

J.P. Morgan Securities Inc.

Jefferies & Company, Inc.,

as Representatives of the Initial Purchasers named in Schedule I to the Purchase Agreement referred to below

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Re: Edgen Murray Corporation

Ladies and Gentlemen:

We have acted as counsel to Edgen Murray Corporation, a Nevada corporation (the “Company”), in connection with the issuance and sale by the Company of $465,000,000 aggregate principal amount of 12.250% Senior Secured Notes due 2015 (the “Offered Securities”) (which are guaranteed by Edgen Murray II, L.P., a Delaware limited partnership (the “Guarantor”)) to the initial purchasers named in the Purchase Agreement, dated December 16, 2009 (the “Purchase Agreement”), by and among the Company, the Guarantor, J.P. Morgan Securities Inc. (“J.P. Morgan”), Jefferies & Company, Inc. (“Jefferies”), Barclays Capital (“Barclays”) and HSBC (“HSBC” and, together with J.P. Morgan, Jefferies and Barclays, the “Initial Purchasers”), subject to the terms and conditions contained in the Purchase Agreement. The most recent offering memorandum relating to the Offered Securities generally distributed to investors is the confidential preliminary offering memorandum dated December 9, 2009 (the “Preliminary Offering Memorandum”). The final offering memorandum containing the offering price and other final terms of the Offered Securities is the confidential offering memorandum dated December 16, 2009 (the “Offering Memorandum”). Except as otherwise indicated, capitalized terms used but not defined in this letter have the meanings ascribed to them in the Purchase Agreement.

Nothing herein shall be construed to cause us to be considered “experts” within the meaning of Section 11 of the Securities Act.

In the course of preparation by the Company of the Preliminary Offering Memorandum and the Offering Memorandum, we participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Initial Purchasers and representatives of counsel for the Initial Purchasers, at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Preliminary Offering Memorandum and the Offering Memorandum, and we have not undertaken any obligation to verify independently any of those factual matters. Moreover, many of the determinations required to be made in the preparation of the Preliminary Offering Memorandum and the Offering Memorandum involve matters of a non-legal nature. Accordingly, we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except to the extent expressly set forth in the numbered paragraph 10 of our opinion letter to you of even date issued in respect of the Offered Securities).

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that have caused us to believe that (i) the Offering Memorandum, as of its date and the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) the Preliminary Offering Memorandum, and the documents specified in Annex A to this letter, as of [TIME] [a.m.] [p.m.] Eastern time, on [DATE] (which you have advised us is a time prior to the time of first sale of the Offered Securities to any Initial Purchaser), when considered together with the information set forth on Annex B to this letter, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each case we express no belief with respect to the financial statements, schedules or other financial information or data, or statistical data derived therefrom, included in or omitted from any of the foregoing).

We assume no obligation to advise you of any changes in the foregoing after the delivery of this letter. This letter has been prepared solely for your use in your capacity as Initial Purchasers in connection with the closing under the Purchase Agreement on the date hereof, and may not be relied upon by any other person, firm or entity for any purpose (including any person, firm or other entity that acquires the Offered Securities from you), and may not be circulated, quoted, filed with or furnished to any governmental agency or other person or entity, or otherwise referred to with or without specific reference to our firm, in whole or in part, without our prior written consent in each instance.

Very truly yours,

Annex A

Pricing Term Sheet

Annex B

Pricing Term Sheet

ANNEX E

Form of Opinion of Brownstein Hyatt Farber Schreck, LLP

J.P. Morgan Securities Inc.

Jefferies & Company, Inc.

As Representatives of the several

    Initial Purchasers listed in Schedule 1

    to the Purchase Agreement referred to below

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

We have acted as special Nevada counsel to Edgen Murray Corporation, a Nevada corporation (the “Company”), in connection with the issue and sale by the Company of $465,000,000 aggregate principal amount of the Company’s 12.250% Senior Secured Notes due 2015 (the “Securities”) under that certain Indenture, dated as of December     , 2009 (the “Indenture”), by and among the Company, Edgen Murray II, LP., a Delaware limited liability partnership (the “Guarantor”) and The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”), and pursuant to that certain Purchase Agreement, dated December     , 2009 (the “Purchase Agreement”), by and among the Company, the Guarantor, J.P. Morgan Securities Inc., Jefferies & Company, Inc. and the several other Initial Purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), as described in the offering memorandum dated December     , 2009 (the “Offering Memorandum”). This opinion letter is being issued and delivered to you at the request of the Company and pursuant to Section 6(f)(ii) of the Purchase Agreement. Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement.

For the purpose of rendering this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies of the following records, documents, instruments and certificates:

(i) the Purchase Agreement;

(ii) the Indenture, including the Note Guarantee (as defined in the Indenture);

(iii) the Securities;

(iv) the Registration Rights Agreement;

(v) the form of the Exchange Securities;

(vi) the Security Agreement;

(vii) that certain Grant of Security Interest in [Trademark/Patent/Copyright] Rights, effective as of December     , 2009, made by the Company in favor of The Bank of New York Mellon, as collateral agent (the “IP Security Grant”);

(viii) the Intercreditor Agreement;

(ix) the Time of Sale Information, including the Preliminary Offering Memorandum;

(x) the Offering Memorandum;

(xi) the UCC1 financing statement to be filed in the office of the Nevada Secretary of State (the “Filing Office”) listing the Company as debtor and the Collateral Agent as secured party (the “Financing Statement”);

(xii) the Articles of Incorporation and Bylaws of the Company, each as amended to date (collectively, the “Governing Documents”);

(xiii) certain corporate records, proceedings, minutes, consents, actions and resolutions of the board of directors, or committees thereof, and the sole stockholder of the Company, including, without limitation, the resolutions of the Company’s board of directors authorizing, among other things, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Transaction Documents (as defined below) to which it is a party, and the consummation of the transactions contemplated thereby (the “Transactions”);

(xiv) the Certificate of Existence with Status in Good Standing issued by the Nevada Secretary of State as of December [22], 2009, with respect to the good standing in Nevada of the Company on that date (collectively, the “Good Standing Certificates”); and

(xv) the certificate of an officer of the Company, of even date herewith, with respect to certain factual matters, and all other certificates delivered by or on behalf of the Company in connection with the closing of the Transactions (collectively, the “Certificates”).

The Purchase Agreement, the Indenture (including the Note Guarantee), the Securities, the Registration Rights Agreement, the Security Agreement, the IP Security Grant and the lntercreditor Agreement are hereinafter collectively referred to as the “Operative Documents”. The Operative Documents and the Exchange Securities are hereinafter collectively referred to as the “Transaction Documents”.

We have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion letter. We have been furnished with, and with your consent have relied upon, the Certificates and other certificates and assurances of officers and other representatives of the Company, and of public officials, as we have deemed necessary or appropriate for the purpose of rendering the opinions set forth herein. As to questions of fact material to our opinions, we have relied upon the statements of fact and the representations and warranties as to factual matters contained in the documents we have examined; however, except as otherwise expressly indicated, we have not been requested to conduct, nor have we undertaken, any independent investigation to verify the content or veracity thereof or to determine the accuracy of any statement, and no inference as to our knowledge of any matters should be drawn from the fact of our representation of the Company.

Without limiting the generality of the foregoing, in rendering this opinion letter, we have, with your permission, assumed without independent verification that (i) the statements of fact and all representations and warranties of any party set forth in the documents we have examined are accurate, true and correct as to factual matters; (ii) the obligations of each party set forth in the Transaction Documents are its valid and binding obligations, enforceable against such party in accordance with their respective terms, (iii) each natural person executing a document has sufficient legal capacity to do so; (iv) all documents submitted to us as originals are authentic, the signatures on all documents that we examined are genuine, and all documents submitted to us as certified, conformed, photostatic, facsimile or electronic copies conform to the original document; (v) all documents that we have examined accurately describe and contain the mutual understanding of the parties thereto and there are no oral or written agreements or understandings, and there is no course of prior dealing between any of the parties, that would in any manner vary or supplement the terms and provisions of such documents, or of the relationships set forth therein, or which would constitute a waiver of any of the provisions thereof by the actions or conduct of the parties or otherwise, or which would have an effect on the opinions rendered herein; (vi) all authorizations, approvals, actions and consents of or from, and all notices to and filings with, any governmental or regulatory authority in a jurisdiction other than the State of Nevada, and from, to or with any third party, that are required in connection with the execution and delivery of the Transaction Documents, the performance of any party’s obligations thereunder and the consummation of the Transactions, have been obtained, taken, received or made, and are in full force and effect; and (vii) all corporate records made available to us by the Company and all public records we have reviewed are accurate and complete.

Whenever a statement herein is qualified by the phrase “to our knowledge” or “known to us” or a similar phrase, we have, with your consent, advised you concerning only the conscious awareness of facts in the possession of those attorneys who are currently members of or associated with this firm and who have performed legal services on behalf of the Company since May 11, 2007, and which knowledge is pertinent to the matters set forth herein.

As used herein, all references to (i) “statutes”, generally, are to the Nevada Revised Statutes in effect on the date hereof; (ii) “Applicable Nevada Law” are to those statutes, rules and regulations of the State of Nevada as in effect on the date of this opinion letter which, in our experience, are customarily applicable both to transactions of the type contemplated by the Transaction Documents and to general business entities which are not engaged in regulated business activities; (iii) “Nevada Governmental Authorities” are to the governmental and regulatory authorities, agencies and bodies, and the courts, of the State of Nevada; (iv) “Applicable Nevada Order” are to any judgment, order or decree known to us, without investigation or inquiry, to have been issued by any Nevada Governmental Authorities under Applicable Nevada Law, which is presently in effect and by which the Company is bound or to which it is subject; and (v) “UCC” and to sections thereof are to the Uniform Commercial Code of Nevada as in effect on the date hereof.

We are qualified to practice law in the State of Nevada. The opinions set forth herein are expressly limited to the effect on the Transactions only of the internal laws of the State of Nevada, and we do not purport to be experts on, or to express any opinion with respect to the applicability thereto or effect thereon of, the laws of any other jurisdiction. We express no opinion herein concerning, and we assume no responsibility as to laws or judicial decisions related to, or any orders, consents or other authorizations or approvals as may be required by, any federal laws, rules or regulations, including any federal securities laws, rules or regulations, or any state securities or “Blue Sky” laws, rules or regulations.

Based upon the foregoing, and subject to the qualifications, limitations, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Company is validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum.

2. The outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and all such shares are owned by the Guarantor.

3. The Company has the corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder. The Company has duly authorized the execution and delivery of each of the Transaction Documents to which it is a party, the performance of its obligations thereunder, and the consummation of the Transactions.

4. The Company has duly executed and delivered each of the Operative Documents to which it is a party.

5. The execution and delivery by the Company of the Operative Documents to which it is a party and the consummation of the Transactions (including the issuance and sale of the Securities by the Company and the issuance of the Note Guarantee by the Guarantor) do not violate (a) the Governing Documents, (b) any Applicable Nevada Law, or (c) any Applicable Nevada Order.

6. No approval, consent, order, authorization, designation, registration, declaration or filing from, by or with any Nevada Governmental Authority is necessary under Applicable Nevada Law in connection with the execution and delivery by the Company of the Operative Documents to which it is a party or the consummation of the Transactions except (a) as set forth in the Time of Sale Information and the Offering Memorandum, (b) for those obtained or made prior to the date hereof and that are in full force and effect, and (c) for such filings and recordings as may be required to be made in order to perfect or maintain the perfection of liens and security interests in the collateral described in the Security Agreement and the IP Security Grant.

7. The Financing Statement is in proper form for filing in the Filing Office. To the extent a valid security interest has been created under New York law in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), pursuant to the Security Agreement, in the Personal Property Collateral (as defined below), upon the later of the attachment of the security interest and the proper filing of the Financing Statement in the Filing Office, the security interest in that portion of the personal property collateral described in the Security Agreement and the Financing Statement in which the Company has rights and that is subject to the Uniform Commercial Code in effect in the State of New York (collectively, the “Personal Property Collateral”) will be perfected to the extent a security interest in such Personal Property Collateral may be perfected by filing a financing statement in the Filing Office under the provisions of the UCC.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

(A) We express no opinion as to:

(ii) title to any Personal Property Collateral in which a security interest is granted, the nature or extent of the rights, title or interest of the Company in or to any of the Personal Property Collateral, or the priority of any security interest or lien created or purported to be created in the Personal Property Collateral by the Security Agreement;

(iii) the creation of any security interest or lien on any Personal Property Collateral or the perfection of any security interest or lien on Personal Property Collateral to which Article 9 of the UCC does not apply;

(iv) any provision that (a) purports to continue or reinstate any security interest or lien after all obligations thereunder have been paid in full, or (b) purports to waive any requirement of Part 6 of Article 9 of the UCC, to the extent the same cannot be waived pursuant to Section 104.9602 of the UCC;

(v) any security interest or lien in Personal Property Collateral consisting of claims against any government or governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof);

(vi) the perfection of any security interest or lien in copyrights, patents, trademarks, service marks or other intellectual property, or the proceeds thereof, other than under the UCC;

(vii) the ability of Collateral Agent, for the benefit of the Secured Parties, to recover any deficiency following the disposition of the Personal Property Collateral to the extent such remedy is limited by Section 104.9626 of the UCC; or

(viii) any security interest or lien in Personal Property Collateral that consists or will consist of consumer goods, equipment used in farming operations, farm products, crops, timber, minerals and the like (including oil and gas) or accounts or general intangibles resulting from the sale thereof.

(B) We have assumed that:

(i) with respect to the attachment of the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Personal Property Collateral, value has been given, and the Company has sufficient rights to grant a security interest therein or the power to transfer rights in such Personal Property Collateral to a secured party; and

(ii) the description of the Personal Property Collateral in the Security Agreement is accurate and sufficient for purposes of Section 104.9108 of the UCC.

(C) We call your attention to the fact that:

(i) in a transaction of this nature Section 104.9515 of the UCC requires the filing of continuation statements within six months prior to the expiration of each five- year period following the original filing of the Financing Statement in order to continue its effectiveness;

(ii) in the case of proceeds of the Personal Property Collateral, a perfected security interest therein will become unperfected on the 21st day after the security interest attaches to the proceeds unless the conditions required to maintain such perfection in accordance with Section 104.9315(4) of the UCC are satisfied; and

(iii) in the event of a change of the name of any party, an amendment to the Financing Statement will be required to be filed pursuant to Section 104.9507(3) or 104.9511(2), as applicable, of the UCC.

(D) The opinions contained herein are subject to the effect of bankruptcy, insolvency, reorganization, moratorium, anti-deficiency, and other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights generally, the federal Bankruptcy Code, the Uniform Fraudulent Transfer Act, as codified in Nevada Revised Statutes Chapter 112, and any other laws, rules and regulations relating to fraudulent conveyances and transfers.

The opinions expressed herein are based upon the Applicable Nevada Law in effect and the facts in existence as of the date of this opinion letter. In delivering this opinion letter to you, we assume no obligation, and we advise you that we shall make no effort, to update the opinions set forth herein, to conduct any inquiry into the continued accuracy of such opinions, or to apprise any addressee hereof, or its counsel, or its assignees of any facts, matters, transactions, events or occurrences taking place, and of which we may acquire knowledge, after the date of this letter, or of any change in any Applicable Nevada Law or any facts occurring after the date of this letter, which may affect the opinions set forth herein. No opinions are offered or implied as to any matter, and no inference may be drawn, beyond the strict scope of the specific issues expressly addressed by the opinions herein.

This opinion letter is rendered only to you in your capacity as Initial Purchasers pursuant to Section 6(f)(ii) of the Purchase Agreement, and is solely for your benefit in connection with the consummation of the transactions contemplated thereby. This opinion letter may not be relied upon or used by you for any other purpose, or otherwise circulated or furnished to, or relied upon, quoted from, or referred to by any other person for any purpose without our prior written consent in each instance, except that, subject to all of the qualifications, assumptions, exceptions, restrictions and limitations set forth herein, the Trustee may rely upon paragraphs 1, 3 and 4 of this opinion letter as if it were an addressee hereof on this date for all purposes relating to its acting as Trustee under the Indenture.

Very truly yours,

Annex F

Form of Opinion of Glenn P. Marcel, General Counsel of the Company

J.P. Morgan Securities Inc.

Jefferies & Company, Inc.

as Representatives of the Initial Purchasers named in Schedule Ito the Purchase Agreement referred to below

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

I am General Counsel of Edgen Murray II, L.P., a Delaware limited partnership (“Holdings”). This letter is delivered to you in connection with the Purchase Agreement dated December 16, 2009 (the “Purchase Agreement”), by and among you (the “Initial Purchasers”), Holdings and Edgen Murray Corporation, a Nevada corporation (the “Company” and together with Holdings, the “Opinion Parties”). Pursuant to the Purchase Agreement, the Company has sold to the Initial Purchasers on the date hereof $465,000,000 aggregate principal amount of its 12.250% Senior Secured Notes due 2015. Capitalized terms used and not otherwise defined herein have the meanings specified in the Purchase Agreement. This letter is delivered to you pursuant to the Purchase Agreement.

I have examined the Time of Sale Information, the Offering Memorandum, and such other documents as I have deemed necessary or appropriate for purposes of the opinion expressed below.

Based upon the foregoing, I am of the opinion that, to the best of my knowledge, except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which Holdings or any of its subsidiaries is a party or to which any property of Holdings or any of its subsidiaries is subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and, to the best of my knowledge, no such investigations, actions, suits or proceedings are threatened by any governmental or regulatory authority or by others.

With respect to my opinion set forth above which is qualified by my “best knowledge,” such qualification means in the course of my representation of the Opinion

Parties, no information has come to my attention that gives me actual knowledge that the opinion is not accurate.

This opinion speaks only as of the date hereof. I assume no obligation to advise the addressees (or any third party) of any changes in the law, documentation or facts that may occur after the date of this opinion.

This letter is solely for your information and shall not be quoted in whole or in part or otherwise referred to in any document or furnished to any person without my prior written consent.

Very truly yours,

Glenn P. Marcel

General Counsel

ANNEX G

Mortgaged Property

1.	2421 North Line Road, Port Allen, Louisiana, 70767

2.	3595 Highway 60 W., Bartow, FL, 33831

Exhibit A

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated December [23], 2009 (the “Agreement”) is entered into by and among Edgen Murray Corporation, a Nevada corporation (the “Company”), Edgen Murray II, L.P., a Delaware limited partnership (the “Guarantor”), and J.P. Morgan Securities Inc. (“JPMorgan”), Jefferies & Company, Inc., Barclays Capital Inc. and HSBC Securities (USA) Inc. (the “Initial Purchasers”).

The Company, the Guarantor and the Initial Purchasers are parties to the Purchase Agreement dated December 16, 2009 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $465,000,000 aggregate principal amount of the Company’s 12250% Senior Secured Notes due 2015 (the “Securities”) which will be guaranteed on a senior secured basis by the Guarantor. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees and the Market Maker (as defined herein) the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that executes a Subsidiary Guarantee under the Indenture after the date of this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall mean December [23], 2009.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantor of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form 5-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior secured notes issued by the Company and guaranteed by the Guarantor under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantor” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors and any Additional Guarantors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker- Dealers and, where the context requires, the Market Maker.

“Indemnified Person” shall have the meaning set forth in Section 6(d) hereof. “Indemnifying Person” shall have the meaning set forth in Section 6(d) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of December [23], 2009 among the Company, the Guarantor and The Bank of New York Mellon, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble. “Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof. “Issuer Information” shall have the meaning set forth in Section 6(a) hereof. “JPMorgan” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates (other than the Market Maker) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Market Maker” shall have the meaning set forth in Section 5(a) hereof.

“Market Maker’s Information” shall have the meaning set forth in Section 5(d) hereof.

“Market Making Registration Statement” shall mean the registration statement referred to in Section 5(a)(1) hereof and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble. “Registration Actions” shall have the meaning set forth in Section 2(d) hereof.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities on the earliest to occur of (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities have been sold, or become freely tradeable by non-affiliates without the need for current public information, pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) the date on which such Securities cease to be outstanding, (iv) when the Exchange Offer has been completed (except with respect to Securities held by Persons that were not eligible to participate pursuant to the Exchange Offer) and (v) December [23], 2011, as such date may be extended pursuant to Section 3(d) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantor with this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Underwriters and Holders (which counsel shall be elected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of the Company and the

Guarantor in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel as may be agreed by the Company and the Trustee, (vii) the fees and disbursements of counsel for the Company and the Guarantor and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of counsel for the Market Maker and (ix) the fees and disbursements of the independent public accountants of the Company and the Guarantor, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantor that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Market Making Registration Statement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission. “Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time. “Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof. “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantor that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority of the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Subsidiary Guarantees” shall mean the guarantees of the Securities and Exchange Securities by the Guarantor under the Indenture.

“Suspension Period” shall have the meaning set forth in Section 2(d) hereof. “Staff” shall mean the staff of the SEC.

“Target Registration Date” shall have the meaning set forth in Section 2(d) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture. “Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantor shall use their reasonable best efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers. The Company and the Guarantor shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date and, in any event, not later than the Target Registration Date.

The Company and the Guarantor shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest (but not any additional interest pursuant to Section 2(d)) but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantor that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor and (iv) if such Holder is a broker- dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will provide such information as may be reasonably requested by the Company and deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantor shall:

(i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Company and the Guarantor shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b) In the event that (i) the Company and the Guarantor determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the Target Registration Date, (iii) upon receipt of a written request (a “Shelf Request”) prior to the 20th day following the consummation of the Exchange Offer from any Initial Purchaser representing that it holds Registrable Securities that, on advice of counsel, are or were ineligible to be exchanged in the Exchange Offer, or (iv) upon receipt of written notice prior to the 20th day following the consummation of the Exchange Offer from any Holder (other than an Initial Purchaser) notifying the Company that, on advice of counsel, such Holder is or was ineligible to participate in the Exchange Offer or did not receive freely tradeable Exchange Securities in the Exchange Offer, other than by reason of such Holder being an affiliate (as defined in subsection (a)(1) of Rule 144 under the Securities Act) of the Company, the Guarantor or any of their respective affiliates (as defined in subsection (a)(1) of Rule 144 under the Securities Act), then the Company and the Guarantor shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective no later than 270 days after the Closing Date.

In the event that the Company and the Guarantor are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantor shall use their reasonable best efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

Subject to the fifth paragraph of Section 2(d) hereof, the Company and the Guarantor agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the date on which the Securities covered by the Shelf Registration Statement cease to be Registrable Securities (the “Shelf Effectiveness Period”). The Company and the Guarantor further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantor agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantor shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Exchange Offer Registration Statement or Shelf Registration Statement and any fees and disbursements of counsel or experts retained by such Holder in connection with any registration pursuant hereto (other than any such fees and disbursements included within the definition of Registration Expenses and paid for by the Company and the Guarantor in accordance with the terms of this Agreement).

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required pursuant to Section 2(b) hereof, does not become effective on or prior to 270 days after the Closing Date (the “Target Registration Date”), the annual interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period immediately following the Target Registration Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, becomes effective or the Securities cease to be Registrable Securities, whichever occurs first, up to a maximum increase of 1.00% per annum; provided that the obligation of the Company and the Guarantor to pay such additional interest in any such case shall be the sole and exclusive monetary remedy of the initial Purchasers and the Holders in the event that the Exchange Offer is not completed or the Shelf Registration Statement, if required pursuant to Section 2(b) hereof, does not become effective on or prior to the Target Registration Date.

If the Shelf Registration Statement, if required hereby, has become effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, then the annual interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period immediately following the Target Registration Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum increase of 1.00% per annum, commencing on the 31st day in such 12-month period and ending on such date that the Shelf Registration Statement has again become effective or the Prospectus again becomes usable, as the case may be.

For the avoidance of doubt, in the case that more than one basis for an increase in any interest rate pursuant to this Section 2(d) arises or exists, such interest rate increases will not be aggregated and instead the interest rate will be increased as if only one such basis exists. Following the cessation of such basis for increased interest, the accrual of such additional interest will cease, but for the avoidance of doubt, only when no basis for any increase continues to exist.

Subject to the limitation set forth in the next succeeding paragraph and subject to the provisions of Section 3 of this Agreement, the Company shall be entitled to delay the initial filing of the Shelf Registration Statement, suspend its obligation to file any amendment to the Shelf Registration Statement, furnish any supplement or amendment to a Prospectus included in the Shelf Registration Statement, make any other filing with the SEC that would be incorporated by reference into the Shelf Registration Statement, cause the Shelf Registration Statement to remain effective or take any similar action (collectively, “Registration Actions”) if there is a possible acquisition or business combination or other transaction, business development or event involving the Company, the Guarantor or any of their subsidiaries that, upon the advice of counsel, would require disclosure in the Shelf Registration Statement and the Company determines in the exercise of its good faith judgment and not for the purpose of avoidance of its obligations under this Agreement that such disclosure is not in the best interest of the Company and its stockholders or obtaining any financial statements relating to any such acquisition or business combination required to be included in the Shelf Registration Statement would be impracticable or upon any event described in Section 3(a)(vi)(5). Upon the occurrence of any of the conditions described in the foregoing sentence, the Company shall give prompt notice (a “Suspension Notice”) thereof to the Holders. Upon the termination of such condition, the Company shall give prompt notice thereof to the Holders and shall promptly proceed with all Registration Actions that were suspended pursuant to this paragraph.

The Company may suspend Registration Actions pursuant to the preceding paragraph for one or more periods (each, a “Suspension Period”) not to exceed 90 days in the aggregate during any twelve month period, during which no additional interest shall be payable pursuant to this Section 2(d) as a result thereof. If one or more Suspension Periods exceed 90 days in the aggregate during any twelve month period, then additional interest shall begin to accrue on 91st day until such Registration Default is cured. Each Suspension Period shall be deemed to begin on the date the relevant Suspension Notice is given to the Holders and shall end on the date on which the Company gives the Holders a notice that the Suspension Period has terminated. The Company shall extend the Shelf Effectiveness Period by the total number of days during which a Suspension Period was in effect, so long as there are Registrable Securities outstanding. Notwithstanding anything to the foregoing, the Company shall at all times use its reasonable best efforts to end any Suspension Period at the earliest possible time.

(e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantor acknowledge that any failure by the Company or the Guarantor to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantor’s obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantor shall as soon as reasonably practicable:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantor, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) subject to the fifth paragraph of Section 2(d) hereof, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantor with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantor consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions in the United States and Canada as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing prior to the time the applicable Registration Statement becomes effective; cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for such Holders promptly and, if requested by any such Holder or counsel, confirm such notice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed (in each case other than for the purpose of naming such Holder as a selling security holder therein), (2) of any request (but not the nature or details regarding such request) by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose (but not the nature or details regarding such stop order or proceeding), including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event (but not the nature or details regarding such event) during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading in any material respect and (6) of any determination by the Company or any Guarantor that a post-effective amendment (other than for the purpose of naming such Holder as a selling security holder therein) to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Shelf Registration Statement on the proper form, as soon as reasonably practicable and provide immediate notice to each Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, upon request, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates (unless such Registrable Securities are in book-entry form only) representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(x) subject to the fifth paragraph of Section 2(d), in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantor shall notify the Holders of Registrable Securities to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantor have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus or of any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus after initial filing of a Registration Statement, provide at least one copy of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel) and, to the extent practicable, make such of the representatives of the Company and the Guarantor as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document; and the Company and the Guarantor shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus, or any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) shall object; provided, that the immediately foregoing sentence shall not prohibit the Company or the Guarantor from making any filing that is, in the reasonable opinion of counsel to the Company or the Guarantor, necessary to comply with applicable laws.

(xii) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority of the Holders of Registrable Securities to be included in such Shelf Registration and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the Company and the Guarantor to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and to ensure that such information is not used for any purpose other than due diligence in connection with such Shelf Registration;

(xv) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xvi) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post- effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be so included in such filing;

(xvii) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering (but not more than two) and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) in connection with any Underwritten Offering, obtain opinions of counsel to the Company and the Guarantor (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) in connection with any Underwritten Offering, obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantor (and, if necessary, any other certified public accountant of any subsidiary of the Company or any

Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) in connection with any Underwritten Offering, deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantor made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xviii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five Business Days following the execution thereof.

(b) In the case of a Shelf Registration Statement, as a condition to including such Holder’s Registrable Securities in such Shelf Registration Statement, each Holder of Registrable Securities must furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantor may from time to time reasonably request in writing within a reasonable time period specified by the Company and of which such Holder has been notified in writing. Any Holder who fails to comply with such provision shall not be entitled to include its Registrable Securities in such Shelf Registration Statement or to receive the increased interest specified under Section 2(d) with respect to such Registrable Securities with respect to the failure to register such Registrable Securities in such Registration Statement. Each Holder also agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to the Shelf Registration Statement contains or would contain an untrue statement of a material fact regarding such Holder or such Holder’s intended method of disposition of Registrable Securities or omits to state any material fact regarding such Holder or such Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing.

(c) In the case of a Shelf Registration Statement, each Holder of Registrable Securities covered in such Shelf Registration Statement agrees that, upon receipt of any notice from the Company and the Guarantor of the happening of any event of the kind described in Section 3(a)(vi)(3) or 3(a)(vi)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Company and the Guarantor, such Holder will deliver to the Company and the Guarantor all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that are current at the time of receipt of such notice.

(d) If the Company and the Guarantor shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantor shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Company and the Guarantor may give any such notice one or more times during any 365-day period and any such suspensions shall not exceed 90 days in the aggregate during any 365-day period. Each Holder agrees that upon receipt of any notice from the Company pursuant to this Section 3(d), it will discontinue use of the Prospectus contained in such Registration Statement and any Free Writing Prospectus until receipt of copies of the supplemented or amended Prospectus or Free Writing Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus contained in the such Registration Statement or the Free Writing Prospectus may be resumed.

(e) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering (but not more than two). In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld). No Holder may participate in any Underwritten Offering unless such Holder (i) agrees to sell such Holder’s Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents, under customary terms, as customarily required under the terms of such underwriting arrangements.

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange. Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantor understand that it is the Staffs position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker- Dealers or specifying the amount of Exchange Securities owned by them (except to the extent required by Staff positions), such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantor agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, if requested by one or more Participating Broker- Dealers, (i) for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement) and (ii) until the Participating Broker- Dealers shall have disposed of the Registrable Securities, whichever is earlier, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantor further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period (but not thereafter) in connection with the resales contemplated by this Section 4; provided that, in connection with the application of the Shelf Registration procedures set forth in Section 3 to the Exchange Offer Registration, the Company and the Guarantor shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which may be JPMorgan, (y) to pay the reasonable fees and expenses of only one counsel representing the Participating Broker-Dealers, which may be counsel to the initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “cold comfort” letter in customary form with respect to the Prospectus and with respect to each subsequent amendment to supplement, if any, effected during the period specified in Section 3 above.

(c) The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5. Market Making. (a) For so long as any of the Securities or Exchange Securities are outstanding and Jefferies & Company, Inc. or any of its affiliates (as defined in subsection (a)(1) of Rule 144 under the Securities Act) (in such capacity, the “Market Maker”) is an affiliate (as defined in subsection (a)(1) of Rule 144 under the Securities Act) of the Company, the Guarantor or any of their respective affiliates (as defined in subsection (a)(1) of Rule 144 under the Securities Act) and proposes to make a market in the Securities or Exchange Securities as part of its business in the ordinary course (and if the Market Maker subsequently elects to cease making a market in the Securities or Exchange Securities, it shall promptly give notice of such election to the Company), the following provisions shall apply for the sole benefit of the Market Maker:

(i) The Company and the Guarantor shall (A) on the date that the Exchange Offer Registration Statement or, if required hereby, the Shelf Registration Statement is filed with the SEC, file a registration statement (the “Market Making Registration Statement”) (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the SEC) and use their reasonable best efforts to cause such Market Making Registration Statement to become effective on or prior to the consummation of the Exchange Offer or the initial effective date of the Shelf Registration Statement, as applicable; (B) periodically amend such Market Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) amend the Market Making Registration Statement or amend or supplement the related Prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Market Making Registration Statement when required to do so in order to comply with Section 10(a)(3) of the Securities Act; provided, however, that (1) prior to filing the Market Making Registration Statement, any amendment thereto, any Free Writing Prospectus or any amendment or supplement to the related Prospectus or Free Writing Prospectus, the Company will furnish to the Market Maker at least one copy of each such document proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel and (2) the Company and the Guarantor will not file the Market Making Registration Statement, any amendment thereto, any Free Writing Prospectus or any amendment or supplement to the related Prospectus or Free Writing Prospectus to which the Market Maker and its counsel shall reasonably object unless the Company is advised by counsel that such Market Making Registration Statement or Free Writing Prospectus, or any such amendment or supplement is required to be filed under applicable securities laws and the Company will provide the Market Maker and its counsel with copies of the Market Making Registration Statement and any Free Writing Prospectus and each amendment and supplement filed.

(ii) The Company shall notify the Market Maker and, if requested by the Market Maker, confirm such notice in writing, (A) when any Market Making Registration Statement, any post effective amendment to the Market Making Registration Statement, any Free Writing Prospectus or any amendment or supplement to the related Prospectus or Free Writing Prospectus has been filed, and, with respect to any Market Making Registration Statement or any post effective amendment, when the same has become effective; (B) of any request by the SEC for any post effective amendment to the Market Making Registration Statement, any supplement or amendment to the related Prospectus or any Free Writing Prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of the Market Making Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) of the happening of any event during the period the Market Making Registration Statement is effective that makes any statement made in the Market Making Registration Statement, the related Prospectus or any Free Writing Prospectus or any amendment or supplement thereto untrue in any material respect or that requires the making of any changes in the Market Making Registration Statement, such Prospectus or such Free Writing Prospectus or amendment or supplement thereto, in order to make the statements therein not misleading in any material respect.

(iii) If any event contemplated by Section 5(a)(ii)(B) through (E) occurs during the period for which the Company and the Guarantor are required to maintain an effective Market Making Registration Statement, the Company and the Guarantor shall, subject to Section 5(a)(i), promptly prepare and file with the SEC a post-effective amendment to the Market Making Registration Statement or an amendment or supplement to the related Prospectus or Free Writing Prospectus or file any other required document so that the Prospectus or any Free Writing Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv) In the event of the issuance of any stop order suspending the effectiveness of the Market Making Registration Statement, any notice of objection pursuant to Rule 401(g)(2) under the Securities Act or any order suspending the qualification of the Securities or Exchange Securities for sale in any jurisdiction, the Company and the Guarantor shall promptly use their reasonable best efforts to obtain the withdrawal of such order or the resolution of such objection, including by filing an amendment to the Market Making Registration Statement on the proper form as necessary.

(v) The Company shall furnish to the Market Maker, without charge, (i) at least one conformed copy of the Market Making Registration Statement and any post effective amendment thereto; and (ii) as many copies of the related Prospectus, any Free Writing Prospectus and any amendment or supplement thereto as the Market Maker may reasonably request.

(vi) The Company and the Guarantor shall consent to the use in accordance with applicable law of the Prospectus contained in the Market Making Registration Statement, any Free Writing Prospectus or any amendment or supplement thereto by the Market Maker in connection its market-making activities,

(vii) Notwithstanding the foregoing provisions of this Section 5, the Company and the Guarantor may for valid business reasons, including without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, notify the Market Maker in writing, at any time and from time to time, that the Market Making Registration Statement is no longer effective or the Prospectus included therein or any Free Writing Prospectus is no longer usable for offers and sales of Securities or Exchange Securities; provided that the use of the Market Making Registration Statement or the Prospectus contained therein or any Free Writing Prospectus shall not be suspended for more than 180 days (whether or not consecutive) in the aggregate in any 12-month period. The Market Maker agrees that upon receipt of any notice from the Company pursuant to this Section 5(a)(vii), it will discontinue use of the Prospectus contained in the Market Making Registration Statement and any Free Writing Prospectus until receipt of copies of the supplemented or amended Prospectus or Free Writing Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus contained in the Market Making Registration Statement or the Free Writing Prospectus may be resumed.

(b) In connection with the Market Making Registration Statement, the Company shall (i) make available for inspection by a representative of, and counsel acting for, the Market Maker, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries and (ii) cause the respective officers, directors and employees of the Company and the Guarantor to supply all information reasonably requested by such representative or counsel or the Market Maker; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and to ensure that such information is not used for any purpose other than due diligence in connection with such Market Making Registration Statement.

(c) Prior to the initial effective date of the Market Making Registration Statement, the Company and the Guarantor shall use their reasonable best efforts to register or qualify the Securities or Exchange Securities for offer and sale under all applicable state securities or blue sky laws of such jurisdictions in the United States and Canada as the Market Maker reasonably requests in writing, prior to the time the Market Making Registration Statement becomes effective, cooperate with the Market Maker in connection with any filings required to be made with the Financial Industry Regulatory Authority and do any and all other acts or things that may be reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by the Market Making Registration Statement; provided that the Company and the Guarantor shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to subject itself to service of process in any such jurisdictions or (iii) subject itself to taxation in any such jurisdiction if it not so subject.

(d) The Company and the Guarantor represent and agree that the Market Making Registration Statement, any post effective amendments thereto, any Free Writing Prospectus, any amendments or supplements to the related Prospectus or any Free Writing Prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the SEC, as the case may be, conform in all respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder and will not, as of each effective date of such Market Making Registration Statement or post- effective amendments and as of the filing date of any Free Writing Prospectus or amendments or supplements to such Prospectus or any Free Writing Prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market Making Registration Statement or the related Prospectus or any Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Maker to be set forth on the cover page and in the “Plan of Distribution” section of the Prospectus (the “Market Maker’s Information”).

(e) At the time of initial effectiveness of the Market Making Registration Statement and concurrently with each time any Free Writing Prospectus is first used or the Market Making Registration Statement shall be amended by post-effective amendment, including by the filing of an annual report incorporated by reference into the Market Making Registration Statement, or the related Prospectus or any Free Writing Prospectus shall be amended or supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a certificate of its Chairman of the Board of Directors or President and its Chief Financial Officer to the effect that:

(i) the Market Making Registration Statement has become effective; (ii) in the case of an amendment to the Market Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; and in the case of any Free Writing Prospectus or an amendment or supplement to any Free Writing Prospectus, such Free Writing Prospectus or amendment or supplement to the Free Writing Prospectus was filed with the SEC pursuant to Rule 433 under the Securities Act on the date specified therein; (iii) to the knowledge of such officers, no stop order suspending the effectiveness of the Market Making Registration Statement has been issued, including any notice of objection of the SEC to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, and no proceeding for that purpose is pending or threatened by the SEC; and (iv) uch officers have carefully examined the Market Making Registration Statement, the Prospectus and any Free Writing Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the applicable effective date of such Market Making Registration Statement, or the date of such Free Writing Prospectus or any such amendment or supplement, as applicable, the Market Making Registration Statement, the Prospectus and any Free Writing Prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) At the time of initial effectiveness of the Market Making Registration Statement and concurrently with each time any Free Writing Prospectus is first used or the Market Making Registration Statement shall be amended by post-effective amendment, including by the filing of an annual report incorporated by reference into the Market Making Registration Statement, or the related Prospectus or any Free Writing Prospectus shall be amended or supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with the written opinion or, in the case of clause (iv) below, negative assurance letter of counsel for the Company satisfactory to the Market Maker to the effect that:

(i) the Market Making Registration Statement has become effective; (ii) in the case of an amendment to the Market Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such opinion, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and in the case of any Free Writing Prospectus or an amendment or supplement to any Free Writing Prospectus, such Free Writing Prospectus or amendment or supplement to the Free Writing Prospectus was filed with the SEC pursuant to Rule 433 under the Securities Act on the date specified therein; (iii) to the knowledge of such counsel, no stop order suspending the effectiveness of the Market Making Registration Statement has been issued, including any notice of objection of the SEC to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, and no proceeding for that purpose is pending or threatened by the SEC; and (iv) such counsel has participated in conferences with representatives of the Company and with representatives of its independent accountants and the Market Maker and its counsel at which conferences the contents of the Market Making Registration Statement, the Prospectus and any Free Writing Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and related matters were discussed and, based on the foregoing, and without passing upon or assuming responsibility for the accuracy, completeness or fairness of the Market Making Registration Statement, the Prospectus and any Free Writing Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and noting that such counsel has relied as to factual matters to the extent determined to be appropriate upon statements of officers or other representatives of the Company and others, nothing has come to the attention of such counsel to cause such counsel to believe that, as of the applicable effective date of such Market Making Registration Statement, or the date of such Free Writing Prospectus or any such amendment or supplement, as applicable, such Market Making Registration Statement, such Prospectus or any such Free Writing Prospectus (or, in the case of an amendment or supplement, such amendment or supplement), contained any untrue statement of a material fact or omitted to state a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements, schedules and other financial information contained therein and or any statistical data derived therefrom, as to which such counsel need express no belief).

(g) At the time of initial effectiveness of the Market Making Registration Statement and concurrently with each time any Free Writing Prospectus is first used or the Market Making Registration Statement or the related Prospectus or any Free Writing Prospectus shall be amended or the Prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a letter of Deloitte & Touche, LLP (or other independent public accountants for the Company or the Guarantor of nationally recognized standing) in form satisfactory to the Market Maker, addressed to the Market Maker and dated the date of delivery of such letter, (i) confirming that they are an independent registered public accounting firm within the rules and regulations adopted by the SEC and the Public Accounting Oversight Board (United States) and as required by the Securities Act and (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to Section 6(e) of the Purchase Agreement, with, in the case of an amendment or supplement that includes audited financial information, such changes as may be necessary to reflect the amended or supplemented financial information.

(h) The Company and the Guarantor, on the one hand, and the Market Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 6 of this Agreement.

(i) The Company and the Guarantor will comply with the provisions of this Section 5 at their own expense and will reimburse the Market Maker for its expenses associated with this Section 5 (including reasonable fees of counsel for the Market Maker).

(j) The agreements contained in this Section 5 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and Exchange Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

(k) For purposes of this Section 5, (i) any reference to the terms “amend”, “amendment” or “supplement” with respect to the Market Making Registration Statement or the Prospectus contained therein or any Free Writing Prospectus shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference and (ii) any reference to the terms “Securities” or “Exchange Securities” shall be deemed to refer to and include any securities issued in exchange for or with respect to such Securities or Exchange Securities.

6. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser, the Market Maker and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser, or information relating to any Holder or the Market Maker Information furnished to the Company in writing through JPMorgan, or any selling Holder or the Market Maker, respectively, expressly for use therein and (ii) the Market Maker from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any breach by the Company of its representations, warranties and agreements contained in Section 5. In connection with any Underwritten Offering permitted by Section 3, the

Company and the Guarantor, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantor, each officer of the Company and the Guarantor who signed the Registration Statement and each Person and their directors, officers and managing members, if any, who controls the Company, the Guarantor, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) The Market Maker agrees to indemnify and hold harmless the Company and the Guarantor, the directors of the Company and the Guarantor and each officer of the Company and the Guarantor who signed the Market Making Registration Statement and each Person and their directors, officers and managing members, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Market Maker’s Information furnished to the Company in writing by the Market Maker expressly for use in any Market Making Registration Statement, any Prospectus and any Free Writing Prospectus.

(d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the

Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser or the Market Maker, its affiliates, directors and officers and any control Persons of such Initial Purchaser or the Market Maker shall be designated in writing by JPMorgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement to the extent required hereunder. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the

Guarantor from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act or the Market Maker, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor on the one hand and the Holders or by the Market Maker on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor on the one hand and the Holders or the Market Maker on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Holders or the Market Maker Information, as applicable, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) The Company, the Guarantor, the Holders and the Market Maker agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) and (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) and (e) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Holder or the Market Maker be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder or the Securities sold by the Market Maker exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 6 are several and not joint.

(g) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(h) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, the Market Maker or any Holder or any Person controlling any Initial Purchaser, the Market Maker or any Holder, or by or on behalf of the Company or the Guarantor or the officers or directors of or any Person controlling the Company or the Guarantor, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement or the Market Making Registration Statement.

7. General.

(a) No Inconsistent Agreements. The Company and the Guarantor represent, warrant and agree that (i) the rights granted to the Holders or the Market Maker hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities or the Market Maker in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantor have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent and with respect to the provisions of Section 5, the written consent of the Market Maker; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities or the Market Maker unless consented to in writing by such Holder or the Market Maker, as applicable. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 7(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantor, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7 (c); and (iii) if to the Market Maker, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section (7)(c); and (iv) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of

Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of. any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantor with respect to any failure by a Holder to comply with, or any breach by any Holder (other than such Initial Purchaser) of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder (excluding those agreements made in Section 5 hereto) between the Company and the Guarantor, on the one hand, and the Initial Purchasers and the Market Maker, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(i) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantor and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

[Signature page follows]

EDGEN MURRAY CORPORATION

By	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President, Chief Financial Officer and Secretary

EDGEN MURRAY II, L.P.

By	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President, Chief Financial Officer and Secretary

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the several Initial Purchasers

By	/s/ Lackland H. Bloom III
Authorized Signatory

JEFFERIES & COMPANY, INC.

By	/s/ Craig Zaph
Authorized Signatory

JEFFERIES & COMPANY, INC.

As Market Maker, pursuant to Section 5 of the Agreement

By	/s/ Craig Zaph
Authorized Signatory

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated as of December [23], 2009 by and among the Company, a Nevada corporation, Edgen Murray II, L.P., a Delaware limited partnership, the other Guarantors, if any, and J.P. Morgan Securities Inc., on behalf of itself and the other Initial Purchasers) to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of                     .

[NAME]

NAME	By:
Title:

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